                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) December 2, 2004


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(a)  Not applicable.


(b) By letter dated December 2, 2004, Carene Kunkler resigned as a Director of Sight Resource Corporation.


(c)  Not applicable.


(d)  Not applicable.






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SIGHT RESOURCE CORPORATION


Date: December 7, 2004                 By: /s/ Donald L. Radcliff
                                      --------------------------------
                                             Donald L. Radcliff
                                           Chief Financial Officer